UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

Current Report On

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

OCTOBER 23, 2003

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

Form 8-K

WISCONSIN ENERGY CORPORATION

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Wisconsin Energy Corporation issued a press release announcing its financial results for the third quarter of 2003 on Thursday, October 23, 2003. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 filed herewith and incorporated herein by reference.

Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: October 23, 2003	Stephen P. Dickson -- Controller and
Principal Accounting Officer